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                                                                      Exhibit 24

                                POWER OF ATTORNEY

         We, the undersigned members of the Board of Directors of Bowater Incorporated, hereby severally appoint Anthony H. Barash and David G. Maffucci, and each of them singly, our true and lawful attorneys with the full power of substitution, to sign for us and in our names in the capacities listed below, the Registration Statement on Form S-8 pertaining to the Bowater Incorporated Savings Plan, and any and all amendments to such Registration Statements, and generally to do all such actions in our names and on our behalf in our capacities as members to enable Bowater Incorporated to comply with the provisions of the Securities Act of 1933, as amended, all requirements of the Securities and Exchange Commission, and all requirements of any other applicable law or regulation, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or either of them, to such Registration Statements and any and all amendments thereto, including post-effective amendments.


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           SIGNATURE                                      TITLE                      DATE


/s/ FRANCIS J. AGUILAR                                   Director                 May 8, 2002
-------------------------------------
Francis J. Aguilar


/s/ RICHARD BARTH                                        Director                 May 8, 2002
-------------------------------------
Richard Barth


/s/ CINDA A. HALLMAN                                     Director                 May 8, 2002
-------------------------------------
Cinda A. Hallman


/s/ CHARLES J. HOWARD                                    Director                 May 8, 2002
-------------------------------------
Charles J. Howard


/s/ L. JACQUES MENARD                                    Director                 May 8, 2002
-------------------------------------
L. Jacques Menard


/s/ JAMES L. PATE                                        Director                 May 8, 2002
-------------------------------------
James L. Pate


/s/ JOHN A. ROLLS                                        Director                 May 8, 2002
-------------------------------------
John A. Rolls


/s/ ARTHUR R. SAWCHUK                                    Director                 May 8, 2002
-------------------------------------
Arthur R. Sawchuk


/s/ TOGO D. WEST, JR.                                    Director                 May 8, 2002
-------------------------------------
Togo D. West, Jr.

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